Offerings - Offering: 1	Jan. 21, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.125% Notes due 2031
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 395,340,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,596.45
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering.